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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                 April 30, 2002

                             CT COMMUNICATIONS, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


  NORTH CAROLINA                       0-19179                     56-1837282

  (STATE OR OTHER                   (COMMISSION                  (IRS EMPLOYER
   JURISDICTION                     FILE NUMBER)                 IDENTIFICATION
OF INCORPORATION)                                                    NUMBER)



CT COMMUNICATIONS, INC.
1000 PROGRESS PLACE NE
P.O. BOX 227
CONCORD, NORTH CAROLINA                                             28026-0227

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                            (ZIP CODE)


               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                 (704) 722-2500

                             68 CABARRUS AVENUE EAST
                          CONCORD, NORTH CAROLINA 28025
                 (FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. OTHER EVENTS

         CT Communications, Inc. announced on April 30, 2002 that its Board of Directors approved the continuance of its stock repurchase program until March 2003. During the continuance of the stock repurchase program, CT Communications may repurchase up to 797,550 shares (approximately 4%) of its outstanding common stock from time to time through March 2003 in open market and privately negotiated transactions.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)               Exhibits.

99.1 Press Release, dated April 30, 2002, announcing that the Board of Directors of CT Communications, Inc. approved the continuance of the stock repurchase program until March 2003.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CT Communications, Inc.


Date: May 6, 2002                      By: /s/ Amy M. Justis
                                           -------------------------------------

                                           Amy M. Justis
                                           Vice President - Finance







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                                  EXHIBIT INDEX


Exhibit No.       Exhibit
-----------       -------

99.1 Press Release, dated April 30, 2002, announcing that the Board of Directors of CT Communications, Inc. approved the continuance of the stock repurchase program until March 2003.